                                                                 EXHIBIT 99




                     TEMPORARY CERTIFICATE-EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

7.44% SERIES A CUMULATIVE REDEEMABLE                                                      7.44% SERIES A CUMULATIVE REDEEMABLE
          PREFERRED SHARES                                                                            PREFERRED SHARES




         NUMBER                                                                                                  [SHARES]

          PA

     PAR VALUE $.03                                                                                             PAR VALUE $.03
                                                  WEINGARTEN REALTY INVESTORS

                                             A TEXAS REAL ESTATE INVESTMENT TRUST
FORMED UNDER THE LAWS                                                                            THIS CERTIFICATE IS TRANSFERABLE IN
OF THE STATE OF TEXAS                                                                            NEW YORK, NY OR RIDGEFIELD PARK, NJ

                                                                                                           CUSIP 948741 20 2
                                                                                                 SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT





IS THE OWNER OF


                       FULLY PAID AND NONASSESSABLE 7.44% SERIES A CUMULATIVE REDEEMABLE PREFERRED SHARES OF

                                                       CERTIFICATE OF STOCK


Weingarten Realty Investors (the "Trust"), transferable on the books of the Trust by the holder hereof in person, or by duly authorized attorney, upon surrender of this Certificate properly endorsed.  This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized representatives.


Dated:

                                                                                    COUNTERSIGNED AND REGISTERED:
                                                                                       CHASE MELLON SHAREHOLDER SERVICES, L.L.C.
                                                                                                                 TRANSFER AGENT
                                                                                                                 AND REGISTRAR
/s/ STANFORD ALEXANDER
-------------------------------------
     Stanford Alexander                                                             BY
     Chairman
                                                  [WEINGARTEN REALTY INVESTORS SEAL]

/s/ M. CANDACE DUFONE
-------------------------------------
    M. Candace Dufone
    Secretary                                                                                                 AUTHORIZED SIGNATURE

                                 THERE ARE RESTRICTIONS ON THE TRANSFER OF THE SHARES EVIDENCED BY
                                  THIS CERTIFICATE AS MORE FULLY SET FORTH ON THE REVERSE HEREOF.


                          WEINGARTEN REALTY INVESTORS

     This Certificate and the shares represented hereby are subject in all respects to the laws of the State of Texas and to the Declaration of Trust and Bylaws of the Trust and any amendments thereto. The Declaration of Trust, as amended, provides that no shareholder shall have any preemptive rights to acquire unissued or treasury shares of the Trust. The Declaration of Trust also restricts the transfer of the shares of beneficial interest evidenced by this Certificate in connection with the qualification by the Trust as a real estate investment trust. Copies of the Trust's Declaration of Trust are on file with the Harris County, Texas, County Clerk and will be furnished to any shareholder of record without charge upon written request to the Trust at the principal place of business or registered office.

     The Trust will furnish a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class which the Trust is authorized to issue and the difference in the relative rights and preferences between the shares of each series of any preferred class to the extent they have been set and the authority of the trust managers to set the relative rights and preferences of subsequent series to any holder of shares without charge on written request to the Trust at its principal place of business or registered office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)

   Additional abbreviations may also be used though not in the above list.


NOTICE: The signature of this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

For value received __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

_______________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, of assignee)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Series
A Preferred Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________________

_______________________________________________________________________________
Attorney to transfer the said shares on the books of the within-named Trust with full power of substitution in the premises.





                                     ________________________________________

                                     ________________________________________


ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP"), ON THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.